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                                                                   Exhibit 10.76

                             STOCKHOLDERS AGREEMENT

         STOCKHOLDERS AGREEMENT, dated as of February 24, 2005, by and among SELECT MEDICAL HOLDINGS CORPORATION, a Delaware corporation f/k/a EGL Holding Company (the "Company"), WELSH, CARSON, ANDERSON & STOWE IX, L.P., a Delaware limited partnership ("WCAS IX"), WCAS CAPITAL PARTNERS IV, L.P., a Delaware limited partnership ("WCAS CP IV"), and each of the other individuals and entities from time to time named on Schedule I hereto (together with WCAS IX and WCAS CP IV, each a "Stockholder" and collectively, the "Stockholders").

                                    RECITALS:

         WHEREAS, on October 17, 2004, the Company, EGL Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company ("Acquisition"), and Select Medical Corporation, a Delaware corporation ("SEM"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions set forth therein, at the effective time of the Merger, (i) Acquisition will merge with and into SEM (the "Merger") with SEM continuing as the surviving corporation (the "Surviving Corporation"), (ii) each share of Common Stock, par value $0.01 per share, of SEM ("SEM Common Stock") that is outstanding immediately prior to the Merger (other than (x) shares of SEM Common Stock owned by SEM, the Company or Acquisition and (y) shares held by SEM stockholders who have validly exercised appraisal rights under Section 262 of the Delaware General Corporation Law) will be converted into the right to receive $18.00 per share in cash, without interest, and (iii) each outstanding share of Common Stock, par value $0.01 per share, of Acquisition will be converted into one share of Common Stock, par value $0.01 per share, of the Surviving Corporation;

         WHEREAS, the Company, WCAS IX and certain other Stockholders have entered into a Stock Subscription and Exchange Agreement, dated as of February 22, 2005 (the "Stock Subscription Agreement"), pursuant to which the Company has agreed to sell to such Stockholders (i) an aggregate 21,471,876.75 shares of Participating Preferred Stock, par value $0.001 per share, of the Company (the "Company Preferred Stock"), and (ii) an aggregate 144,398,369.00 shares of Common Stock, par value $0.001 per share, of the Company (the "Company Common Stock" and, together with the Company Preferred Stock, the "Company Capital Stock");

         WHEREAS, on the closing date of the Merger, the Company and WCAS CP IV and certain other Stockholders will enter into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which WCAS CP IV and such other Investors will acquire $150,000,000 aggregate principal amount of senior subordinated notes of the Company due 2015, 573,171.25 shares of Company Preferred Stock and 3,854,577.00 shares of Company Common Stock;

         WHEREAS, the Company and the Stockholders desire to provide for certain matters relating to the Company Capital Stock and any securities directly or indirectly


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convertible into or exercisable or exchangeable for Company Common Stock
("Options or Convertible Securities");

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                              INTRODUCTORY MATTERS

         SECTION 1.01. Defined Terms. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

         "Affiliate" means, with respect to any specified Person, a Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, the specified Person, including without limitation, any investment partnership or limited liability company now or hereafter existing which is Controlled by or under common Control with such Person; provided, that officers, directors or employees of the Company or SEM will not be deemed to be Affiliates of a stockholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company or SEM; provided, further, that, for purposes of the definition of Third Party contained in Section 4.01, no portfolio company of WCAS IX (or of any other investment partnership or limited liability company under common Control with WCAS IX) shall be deemed to be an Affiliate of the Company or WCAS IX unless a majority of the outstanding voting securities of such portfolio company are owned by WCAS IX and/or such other investment partnership or limited liability company.

         "Agreement" means this Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "Assumption Agreement" means a writing reasonably satisfactory in form and substance to the Company and WCAS IX whereby a Permitted Transferee of Company Equity Securities becomes a party to, and agrees to be bound (to the same extent as its transferor) by, the terms of this Agreement as a "Stockholder" hereunder.

         "Board" means the Board of Directors of the Company.

         "Business Day" means a day other than a day on which commercial banks in New York, New York are authorized or required by law to close.

         "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Company Equity Securities" means all shares of Company Capital Stock now or hereafter issued and all Options or Convertible Securities now or hereafter issued.


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         "Company Stock Plans" means all stock option plans, restricted stock purchase plans and other stock-based plans and agreements approved by the Board.

         "Control" (including the terms "Controlling", "Controlled by" and "under common Control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Designated Affiliate" means (i) in the case of any Stockholder that is not a natural person, any Affiliate of such Stockholder, (ii) in the case of a Stockholder who is a natural person, such Stockholder's parents, spouse and lineal descendants and the lineal descendants of such Stockholder's spouse, or trusts for the benefit of, or corporations, limited liability companies or partnerships, the stockholders, members or general and/or limited partners of which include, only such Stockholder and/or Stockholder's parents, spouse or lineal descendants or the lineal descendants of such Stockholder's spouse, (iii) in the case of WCAS IX or WCAS CP IV and each of their Designated Affiliates under this clause (iii), WCAS IX, WCAS CP IV and each general partner, manager, member, officer, director or employee of any of the foregoing; and (iv) in the case of TCEP and each of its Designated Affiliates under this clause (iv), TCEP and each general partner, manager, member, officer, director or employee of any of the foregoing. For purposes of the foregoing, lineal descendants shall be deemed to include children by adoption.

         "Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.

         "Fully Diluted Basis" means, with respect to any determination of the number of shares of Company Common Stock outstanding or held by one or more Persons, the number of shares of Company Common Stock outstanding or held by such Persons (excluding any unvested shares of restricted Company Common Stock issued under Company Stock Plans) assuming (i) the conversion of each outstanding share of Company Preferred Stock into that number of shares of Company Common Stock equal to the Conversion Constant (as defined in Section I of Article FOURTH of the Restated Certificate of Incorporation of the Company) as in effect at the time of such determination and (ii) the full conversion, exercise and exchange of all other Options or Convertible Securities for Company Common Stock (excluding options and other rights issued under Company Stock Plans); provided, however, that in connection with a Proposed Sale (as defined in Section 3.01(a)), unvested shares of restricted Company Common Stock issued under Company Stock Plans which would vest at or before the consummation of such Proposed Sale shall not be excluded from the determination of the number of shares of Company Common Stock held by a Tagging Stockholder.

         "Permitted Transferee" means any Person to whom Company Equity Securities are Transferred in a Transfer in accordance with Section 2.02 and otherwise not in violation of this Agreement and who is required to, and does, enter into an Assumption Agreement, it being understood that neither the Company nor any of its subsidiaries shall be considered to be Permitted Transferees.


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         "Person" means any natural person, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.

         "Public Offering" means the sale of shares of Company Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4, Form S-8 or any similar or successor form) filed under the Securities Act.

         "Qualified Purchaser" means any Schedule III Purchaser or Schedule IV Purchaser, each under and as defined in the Stock Subscription Agreement, so long as such Stockholder was not an employee of the Company or any of its subsidiaries on the date hereof and such Stockholder continues to own, collectively with its Permitted Transferees, at least 50% of the shares of Company Common Stock and 50% of the shares of Company Preferred Stock owned by it on the date hereof after giving effect to the transactions contemplated by the Stock Subscription Agreement.

         "Qualified Stockholder" means any Stockholder who (individually or together with its Designated Affiliates), at the time of determination, holds on a Fully Diluted Basis not less than 200,000 shares (as adjusted for any stock splits, stock dividends, stock combinations and similar events occurring after the date hereof) of Company Common Stock.

         "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same may be amended from time to time.

         "TCEP" means Thoma Cressey Fund VI, L.P., a Delaware limited partnership.

         "Transfer" means a transfer, sale, assignment, pledge, hypothecation or other disposition (including by operation of law), whether directly or indirectly pursuant to the creation of a derivative security, the grant of an option or other right or the imposition of a restriction on disposition or voting.

         "Voting Proxy" means any irrevocable proxy granted to WCAS IX by a Stockholder and shall include each "Voting Proxy" referred to in the Stock Subscription Agreement.

         SECTION 1.02. Construction. (a) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. Unless the context otherwise requires: (i) "or" is disjunctive but not exclusive, (ii) words in the singular include the plural, and in the plural include the singular, (iii) the words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (iv) the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement,


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(v) the words "Article" and "Section" are references to the articles and sections of this Agreement unless otherwise specified and (vi) whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation".

         (b) References herein to WCAS IX, to the extent such entity shall have transferred any of its shares of Company Common Stock to one or more Permitted Transferees, shall mean WCAS IX and such Permitted Transferees, taken together, and any right or action that may be taken at the election of WCAS IX may be taken at the election of WCAS IX and such Permitted Transferees to the extent WCAS IX has agreed in writing to transfer such rights to any such Permitted Transferee.

                                   ARTICLE II.

                                    TRANSFERS

         SECTION 2.01. Transfers. (a) No Stockholder may Transfer any Company Equity Securities other than (i) with respect to Transfers by Stockholders other than by WCAS IX, Transfers made with the written consent of WCAS IX and (ii) Transfers made in accordance with Section 2.02, Article III (including any Excluded Transactions (as defined in Section 3.01(a)) or Article IV; provided, that, notwithstanding the foregoing, any employee, officer or director of the Company or any of its subsidiaries may Transfer Company Equity Securities to the Company or any of its subsidiaries. Any attempted Transfer of Company Equity Securities in violation of the provisions of this Agreement shall be null and void ab initio and of no effect.

         (b) Each certificate representing Company Equity Securities that is held by a Stockholder will bear a legend substantially to the following effect with such additions thereto or changes therein as the Company may be advised by counsel are required by law or necessary to give full effect to this Agreement (the "Stockholders Agreement Legend"):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 24, 2005, AMONG THE COMPANY AND THE OTHER PARTIES THERETO, AS AMENDED, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH STOCKHOLDERS AGREEMENT."

The Stockholders Agreement Legend will be removed by the Company by the delivery of substitute certificates without such Stockholders Agreement Legend in the event of (i) a Transfer permitted by this Agreement in which the Transferee is not required to enter into an Assumption Agreement or (ii) the termination of this Agreement in accordance with Section 9.07.


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         (c) The Company shall not give effect to any attempted Transfer of
Company Equity Securities made in violation of the terms of any Voting Proxy, and any attempted Transfer in violation of the terms thereof shall be null and void ab initio and of no effect. At all times prior to the expiration of any Voting Proxy, the Company shall use its best efforts to comply with the provisions of such Voting Proxies relating to the placing of legends on Company Equity Securities, and each Stockholder granting any such Voting Proxy hereby consents to the placing of such legends on such certificates.

         SECTION 2.02. Transfers to Permitted Transferees. Any Stockholder may, at any time, Transfer any or all of the Company Equity Securities held by such Stockholder to any one or more Designated Affiliates of such Stockholder so long as each such Designated Affiliate duly executes and delivers an Assumption Agreement (such Transfer to be effective only upon the delivery of such Assumption Agreement to the Company and WCAS IX); provided, that (A) if the Company so requests promptly following (and, in any event, within five (5) Business Days after) its receipt of such Assumption Agreement, such Assumption Agreement shall not be effective unless and until the Company has been furnished with an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company (which may include internal counsel of such Stockholder) that such Transfer is exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities laws and (B) no Transfer under this Section 2.02 shall be permitted if such Transfer would require the Company to register a class of equity securities under Section 12 of the Exchange Act under circumstances where the Company does not then have securities of any class registered under Section 12 of the Exchange Act. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more Transfers to one or more Permitted Transferees and then disposing of all or any portion of such party's interest in any such Permitted Transferee.

         SECTION 2.03. Securities Law Compliance. (a) Each Stockholder agrees that it will not effect any Transfer of Company Equity Securities unless such Transfer is made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and, in either case, in compliance with all applicable state securities laws. The Company agrees, and each Stockholder understands and consents, that the Company will not cause or permit the Transfer of any Company Equity Securities to be made on its books (or on any register of securities maintained on its behalf) unless the Transfer is permitted by, and has been made in accordance with the terms of this Agreement and all applicable federal and state securities laws. Any attempted Transfer in violation of the terms hereof shall be null and void ab initio and of no effect. Each Stockholder agrees that in connection with any Transfer of Company Equity Securities that is not made pursuant to a registered public offering, the Company may, in its sole discretion, request an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company (which may include internal counsel of such Stockholder) stating that such transaction is exempt from registration under the Securities Act and in compliance with applicable state securities laws.

         (b) From and after the date hereof, and until such time as such securities (i) have been sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from such registration, or (ii) are eligible to be sold pursuant to clause


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(k) of Rule 144 (or any successor clause or Rule) under the Securities Act, and, in each case, the holder of such securities shall have requested the issuance of new certificates in writing and, if requested by the Company, delivered to the Company an opinion in form and substance reasonably satisfactory to the Company of counsel reasonably satisfactory to the Company (which may include internal counsel of such Stockholder) to such effect, all certificates representing Company Equity Securities that are held by any Stockholder shall bear a legend which shall state the following:

         "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NO INTEREST HEREIN MAY BE SOLD, OFFERED, ASSIGNED, DISTRIBUTED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION OR (B) THE COMPANY RECEIVES AN OPINION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS OR (C) THE COMPANY AND ITS COUNSEL ARE OTHERWISE SATISFIED THAT SUCH TRANSACTION IS EXEMPT FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ALL STATE SECURITIES LAWS."

                                  ARTICLE III.

                                TAG-ALONG RIGHTS

         SECTION 3.01. Tag-Along Rights. (a) With respect to any proposed Transfer by WCAS IX and/or any of its Permitted Transferees (collectively, the "Selling Stockholder") of shares of Company Capital Stock to any Person who is not a Designated Affiliate of the Selling Stockholder other than (i) pursuant to any agreement or plan of merger or combination, including any tender or exchange offer in respect thereof, that is approved by the Board (provided that such plan of merger or combination provides that each Stockholder is eligible to receive the same form of consideration received by WCAS IX and/or its Permitted Transferees in exchange for the same kind of securities) or (ii) any transaction or transactions occurring after the date hereof that (when aggregated with all shares sold in connection with prior Transfers that were deemed to be Excluded Transactions under this clause (ii)) result in the Transfer by the Selling Stockholder of (x) less than an aggregate 1,250,000 (as adjusted for any stock splits, stock dividends, stock combinations and similar events occurring after the date hereof) shares of Company Preferred Stock and/or (y) less than an aggregate 8,250,000 shares (as adjusted for any stock splits, stock dividends, stock combinations and similar events occurring after the date hereof) of Company Common Stock (any such transaction referred to in clause (i) or (ii) above, an "Excluded Transaction", and any such transaction not excluded under clause (i) or (ii) above, a "Proposed Sale"), each Stockholder (other than the Selling Stockholder) who exercises its rights under this Section 3.01(a) in accordance with this Section 3.01 (each a "Tagging Stockholder") will have the right to include the following in the proposed sale to the proposed transferee(s) of shares (the "Proposed Transferee") or sell the following to the Selling Stockholder (if such Proposed


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Transferee will not agree to purchase shares directly from such Tagging
Stockholder, and in such case the Selling Stockholder shall be obligated to purchase from such Stockholder the following): (1) if the Selling Stockholder proposes to Transfer shares of Company Preferred Stock in such Proposed Sale, a number of shares of Company Preferred Stock up to the product (rounded down to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Company Preferred Stock owned by such Tagging Stockholder by (B) the aggregate number of shares of Company Preferred Stock then outstanding and (ii) the total number of shares of Company Preferred Stock proposed to be Transferred to the Proposed Transferee(s) and/or (2) if the Selling Stockholder proposes to Transfer shares of Company Common Stock in such Proposed Sale, a number of shares of Company Common Stock up to the product (rounded down to the nearest whole number) of (i) the quotient determined by dividing (A) the aggregate number of shares of Company Common Stock owned by such Tagging Stockholder on a Fully Diluted Basis by (B) the aggregate number of shares of Company Common Stock then outstanding on a Fully Diluted Basis and
(ii) the total number of shares of Company Common Stock proposed to be Transferred to the Proposed Transferee(s), at the same price(s) per share of Company Preferred Stock and/or Company Capital Stock, as the case may be, and upon the same terms and conditions (including time of payment, form of consideration and adjustments to purchase price) as the Selling Stockholder; provided, that in order to be entitled to exercise its right to sell shares of Company Capital Stock to the Proposed Transferee pursuant to this Section 3.01, each Tagging Stockholder, if requested by such Proposed Transferee, (x) shall agree to the same covenants as the Selling Stockholder agrees to in connection with the Proposed Sale, (y) shall be obligated to join on a pro rata basis (based on the proceeds received by such Tagging Stockholder in connection with the Proposed Sale) in any indemnification that the Selling Stockholder agrees to provide in connection with the Proposed Sale (other than in connection with obligations that relate to a particular Stockholder such as representations and warranties concerning itself for which each Stockholder shall agree to be solely responsible, and provided that the liability for any indemnification to be provided by such Tagging Stockholder with respect to any representations and warranties made by such Tagging Stockholder shall not exceed the total consideration received by such Tagging Stockholder for its Company Equity Securities in respect of such Proposed Sale), and (z) shall make such representations and warranties concerning itself and the shares of Company Capital Stock to be sold by it in connection with such Transfer as the Selling Stockholder makes with respect to itself and its shares.

                  (b) Each Tagging Stockholder will be responsible for funding its proportionate share of any adjustment in purchase price or escrow arrangements in connection with the Proposed Sale and for its proportionate share of any withdrawals from any such escrow, including any such withdrawals that are made with respect to claims arising out of agreements, covenants, representations, warranties or other provisions relating to the Proposed Sale.

                  (c) Each Tagging Stockholder will be responsible for its proportionate share of the fees, commissions and other out-of-pocket expenses (collectively, "Costs") of the Proposed Sale to the extent not paid or reimbursed by the Company, the Proposed Transferee or another Person (other than the Selling Stockholder); provided, that the liability for such Costs shall not exceed the total purchase price received by such Stockholder for such shares (or if such Proposed Sale does not occur, such proposed purchase price). The Selling Stockholder shall be entitled to estimate in its reasonable, good faith judgment each Tagging Stockholder's proportionate share


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of such Costs and to withhold such amounts from payments to be made to each
Tagging Stockholder at the time of closing of such Proposed Sale; provided, that
(i) such estimate shall not preclude the Selling Stockholder from recovering additional amounts from the Tagging Stockholders in respect of each such Tagging Stockholder's proportionate share of such Costs and (ii) the Selling Stockholder shall reimburse each Tagging Stockholder to the extent actual amounts are ultimately less than the estimated amounts or any such amounts are paid by the Company, the Proposed Transferee or another Person (other than the Selling Stockholder).

         SECTION 3.02. Exercise of Tag-Along Rights; Notices. The Selling Stockholder will give the Company prior written notice of each Proposed Sale, setting forth the number and type of shares of Company Capital Stock proposed to be so Transferred, the name and address of the Proposed Transferee, the proposed amount and form of consideration and other material terms and conditions of payment offered by the Proposed Transferee. In the event that any of the material terms or conditions set forth in the notice are thereafter amended in any material respect, the Selling Stockholder shall also give written notice of the amended terms and conditions of the Proposed Sale to the Company. Upon its receipt of any such notice or amended notice, the Company shall promptly, but in all events within two (2) Business Days of its receipt thereof, forward copies thereof to each of the Stockholders other than the Selling Stockholder (such initial notice, the "Tag-Along Opportunity Notice" and any amended notice, an "Amended Tag-Along Opportunity Notice"). In order to exercise the tag-along rights provided by this Article III a Stockholder must send a written notice to the Company and the Selling Stockholder indicating its desire to exercise its rights and specifying the number and type of shares of Company Capital Stock it desires to sell (the "Tag-Along Exercise Notice") within ten (10) Business Days following the giving of the Tag-Along Opportunity Notice to such Stockholder (or if an Amended Tag-Along Opportunity Notice is given to the Stockholders, within ten (10) Business Days following the giving of such Amended Tag-Along Opportunity Notice). Upon the giving of an Amended Tag-Along Opportunity Notice to a Stockholder that had previously provided a Tag-Along Exercise Notice, such Tagging Stockholder shall be permitted to cancel its exercise of its rights under this Article III upon delivery of written notice to the Selling Stockholder and the Company to such effect and shall be released from its obligation hereunder. There shall be no liability on the part of the Selling Stockholder to any Tagging Stockholder if the sale of shares of Company Capital Stock pursuant to this Article III is not consummated for whatever reason. Whether or not to effect a sale of shares of Company Capital Stock pursuant to this Article III shall be within in the sole and absolute discretion of the Selling Stockholder.

         SECTION 3.03. Closing of Proposed Sale. (a) Each Tagging Stockholder shall deliver to the Company, as agent for such Tagging Stockholder, for transfer to the Proposed Transferee one or more certificates, properly endorsed for transfer and with all stock transfer taxes paid and stamps affixed, which represent the shares of Company Capital Stock that such Tagging Stockholder is permitted to dispose of pursuant to this Article III. The consummation of such Proposed Sale shall be subject to the sole discretion of the Selling Stockholder, who shall have no liability or obligation whatsoever to any Tagging Stockholder participating therein other than to obtain for such Tagging Stockholder the same terms and conditions as those of the Selling Stockholder. In connection with the consummation of any such Proposed Sale, the Company (i) shall transfer to the Proposed Transferee at the closing of such Proposed Sale a stock certificate or certificates representing the shares of Company Capital Stock to be disposed of by any Tagging Stockholders and (ii) shall promptly thereafter remit to each Tagging


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Stockholder (x) that portion of the proceeds of the disposition to which such
Tagging Stockholder is entitled by reason of such participation (after giving effect to Section 3.01(b) and/or 3.01(c)) and (y) a stock certificate or certificates representing any balance of shares of Company Capital Stock that were not so disposed of (or all shares of Company Capital Stock, in the event the proposed disposition is not consummated).

         (b) If any Tagging Stockholder exercises its rights under this Article III, the closing of the purchase of the Company Capital Stock with respect to which such rights have been exercised will take place concurrently with the closing of the sale of the Selling Stockholder's Company Capital Stock to the Proposed Transferee. If by the end of ninety (90) days following the date of delivery of the Tag-Along Opportunity Notice (or, following the delivery of the last Amended Tag-Along Opportunity Notice, if applicable), the Selling Stockholder and the Proposed Transferee have not completed the Proposed Sale, each Tagging Stockholder shall be released from its obligations under this
Article III, and the Tag-Along Exercise Notices shall be null and void, and it shall be necessary for the terms of this Article III to be separately complied with in order to consummate such Proposed Sale pursuant to this Article III.

         SECTION 3.04. Tag-Along Power of Attorney. Upon delivering a Tag Along Exercise Notice, each Tagging Stockholder will, if requested by the Selling Stockholder, execute and deliver a power of attorney in form and substance reasonably satisfactory to the Selling Stockholder and such Tagging Stockholder with respect to the shares of Company Capital Stock that are to be sold by such Tagging Stockholder pursuant hereto (a "Tag-Along Power of Attorney"); it being understood that the Tag-Along Power of Attorney will provide, among other things, that each such Tagging Stockholder will irrevocably appoint said attorney-in-fact as its agent and attorney-in-fact with full power and authority to act under the Tag-Along Power of Attorney on its behalf with respect to (and subject to the terms and conditions of) the matters specified in this Article III.

                                   ARTICLE IV.

                                DRAG-ALONG RIGHTS

         SECTION 4.01. Drag-Along Rights. If WCAS IX (the "Dragging Stockholder"), the Company or SEM receives an offer from a Person who is not an Affiliate of the Company or WCAS IX (a "Third Party") to purchase or exchange (by merger, consolidation or otherwise) (x) at least a majority of the shares of Company Common Stock then outstanding and/or at least a majority of the shares of Company Preferred Stock then outstanding or (y) all or substantially all of the assets of the Company and its subsidiaries taken as a whole, and WCAS IX wishes to accept such offer (or WCAS IX wishes that the Company or SEM accept such offer), then each Stockholder other than WCAS IX (the "Drag-Along Stockholders") hereby agrees that, if requested by the Dragging Stockholder, such Stockholder will (A) waive any appraisal rights that it would otherwise have in respect of such transaction, and/or (B) Transfer to such Third Party, subject to the other provisions of this Article IV, on the terms of the offer so accepted by the Dragging Stockholder, including time of payment, form and choice of consideration and adjustments to purchase price, (i) that number of shares of Company Preferred Stock equal to the number of shares of Company Preferred Stock owned by such Stockholder multiplied by the percentage of the then outstanding shares of Company Preferred Stock to which the Third Party offer is applicable, if any, and (ii) that number of shares of Company Common Stock equal to the number of outstanding shares of Company Common Stock owned by such Stockholder multiplied by the percentage of the then outstanding shares of Company Common Stock to which the Third Party offer is applicable, if any.

         SECTION 4.02. Exercise of Drag-Along Rights; Notices; Certain Conditions of Drag-Along Sales. (a) The Dragging Stockholder will give notice (the "Drag-Along Notice") to the Drag-Along Stockholders of any proposed Transfer giving rise to the rights of the Dragging Stockholder set forth in
Section 4.01 (a "Drag-Along Sale") within five (5) Business Days after the Dragging Stockholder's acceptance of the offer referred to in Section 4.01 and, in any event, not less than ten (10) Business Days prior to the proposed closing date for such Drag-Along Sale. The Drag-Along Notice will set forth the number and type of shares of Company Capital Stock proposed to be so Transferred, the name of the proposed transferee or acquiring Person, the proposed amount and form of consideration, the number and type of shares of Company Capital Stock sought and the other terms and conditions of the offer.

         (b) If any holders of Company Capital Stock are given an option as to the form and amount of consideration to be received, all holders of such class of Company Capital Stock shall be given the same option. Each Drag-Along Stockholder (x) shall agree to the same covenants as the Dragging Stockholder agrees to in connection with the Drag-Along Sale (provided such covenants shall not apply to Affiliates of such Drag-Along Stockholder that are not Controlled by such Drag-Along Stockholder), (y) shall be obligated to join on a pro rata basis (based on the proceeds received by each such Drag-Along Stockholder in connection with the Drag-Along Sale) in any indemnification that the Dragging Stockholder agrees to provide in connection with the Drag-Along Sale (other than in connection with obligations that relate to a particular Stockholder, such as representations and warranties concerning itself, for which each Stockholder shall agree to be solely responsible, and provided that the liability for any indemnification to be provided by such Drag-Along Stockholder with respect to any representations and warranties made by such Drag-Along Stockholder shall not exceed the total consideration received by such Drag-Along Stockholder for its Company Equity Securities in respect of such Drag-Along Sale), and (z) shall make such representations and warranties concerning itself and the shares of Company Capital Stock to be sold by it in connection with such Drag-Along Sale as the Dragging Stockholder makes with respect to itself and its shares.

         (c) Each Drag-Along Stockholder will be responsible for funding its proportionate share of any adjustment in purchase price or escrow arrangements in connection with the Drag-Along Sale and for its proportionate share of any withdrawals from any such escrow, including any such withdrawals that are made with respect to claims arising out of agreements, covenants, representations, warranties or other provisions relating to the Drag-Along Sale.

         (d) Each Drag-Along Stockholder will be responsible for its proportionate share of the Costs of the Drag-Along Sale to the extent not paid or reimbursed by the Company, the Third Party or another Person (other than the Dragging Stockholder); provided, that the liability for such Costs shall not exceed the total consideration received by such Drag-Along Stockholder for its Company Equity Securities in respect of such Drag-Along Sale. The Dragging Stockholder shall be entitled to estimate in its reasonable, good faith judgment each Drag-Along

Stockholder's proportionate share of such Costs and to withhold such amounts from payments to be made to each Drag-Along Stockholder at the time of closing of the Drag-Along Sale; provided that (i) such estimate shall not preclude the Dragging Stockholder from recovering additional amounts from the Drag-Along Stockholders in respect of each Drag-Along Stockholder's proportionate share of such Costs and (ii) the Dragging Stockholder shall reimburse each Drag-Along Stockholder to the extent actual amounts are ultimately less than the estimated amounts or any such amounts are paid by the Company, the Third Party or another Person (other than the Dragging Stockholder).

         SECTION 4.03. Closing of Drag-Along Sale. (a) At the closing of such Drag-Along Sale, each of the Drag-Along Stockholders shall deliver certificates evidencing the Company Equity Securities then held by it and to be sold or cancelled in connection with such sale, duly endorsed for transfer or accompanied by stock powers executed in blank, against payment of the purchase price therefor by wire transfer to the account or accounts specified by such Drag-Along Stockholder.

         (b) If the Drag-Along Sale is not consummated within 180 days from the date of the Drag-Along Notice, the Dragging Stockholder must deliver another Drag-Along Notice in order to exercise its rights under this Article IV with respect to such Drag-Along Sale.

         SECTION 4.04. Custody Agreement and Power of Attorney. Upon receiving a Drag-Along Notice, each Drag-Along Stockholder will, if requested by the Dragging Stockholder, execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Dragging Stockholder and such Drag-Along Stockholder with respect to the shares of Company Capital Stock that are to be sold by such Drag-Along Stockholder pursuant hereto and with respect to any other Company Equity Securities subject to this Article IV in respect of such Drag-Along Sale (a "Drag-Along Custody Agreement and Power of Attorney"); it being understood that the Drag-Along Custody Agreement and Power of Attorney will provide, among other things, that each such Drag-Along Stockholder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Company Capital Stock (each duly endorsed in blank by the registered owner or owners thereof) and irrevocably appoint said custodian and attorney-in-fact as its agent and attorney-in-fact with full power and authority to act under the Drag-Along Custody Agreement and Power of Attorney on its behalf with respect to (and subject to the terms and conditions of) the matters specified in this Article IV.

                                   ARTICLE V.

                                PREEMPTIVE RIGHTS

         SECTION 5.01. Grant of Preemptive Rights. (a) The Company hereby grants to each Qualified Stockholder the right to purchase such Qualified Stockholder's Proportionate Percentage (as hereinafter defined) of any Company Equity Securities to be issued in any future Eligible Issuance (as hereinafter defined). For the purposes of this Article V, the following terms shall have the meanings set forth below:

         "Proportionate Percentage" means, with respect to any Qualified Stockholder as of any date, the result (expressed as a percentage) obtained by dividing (i) the number of shares of Company Common Stock owned by such Qualified Stockholder as of such date on a Fully Diluted Basis by (ii) the total number of shares of Company Common Stock outstanding as of such date on a Fully Diluted Basis.

         "Eligible Issuance" means the issuance by the Company to any Person or Persons (including any of the Stockholders) for cash, cash equivalents, property or indebtedness of any Company Equity Securities, other than an issuance by the
Company:

                  (i) of shares of Company Common Stock or options to purchase shares of Company Common Stock in connection with or pursuant to a Company Stock Plan;

                  (ii) of Company Equity Securities in connection with a bona fide business acquisition, reorganization or recapitalization of or by the Company or any subsidiary thereof, whether by merger, consolidation, sale of assets, sale or exchange or otherwise;

                  (iii) of Company Equity Securities to Persons with which the Company has entered into a bona fide new business relationship (or has amended an existing bona fide business relationship) provided that such issuances are not primarily for equity financing purposes;

                  (iv) of Company Equity Securities upon the exercise, exchange or conversion of Options or Convertible Securities;

                  (v) of Company Equity Securities to a lender (including any Stockholder or any of their Designated Affiliates) in connection with a debt financing or the amendment of any debt financing arrangements; or

                  (vi) of Company Equity Securities in a Public Offering.

         (b) Notwithstanding anything to the contrary contained herein, in connection with any proposed Eligible Issuance, the preemptive rights of the Qualified Stockholders under this Article V may be waived if (i) WCAS IX and
(ii) Qualified Stockholders other than WCAS IX holding not less than 66 2/3% of the shares of Company Common Stock (determined on a Fully Diluted Basis) held by such Qualified Stockholders execute and deliver to the Company and WCAS IX a written waiver of such preemptive rights.

         SECTION 5.02. Notice of Eligible Issuance. The Company shall, before issuing any Company Equity Securities in an Eligible Issuance, give written notice thereof to each Qualified Stockholder. Such notice shall specify the Company Equity Securities the Company proposes to issue, the proposed date of issuance, the consideration that the Company intends to receive therefor and all other material terms and conditions of such proposed issuance. For a period of ten (10) Business Days following the date of such notice, each Qualified Stockholder shall be entitled, by written notice to the Company, to elect to purchase all or any part of such Qualified Stockholder's Proportionate Percentage of the Company Equity Securities being sold in the Eligible Issuance; provided, that if two or more securities shall be proposed to be sold as a "unit" in an Eligible Issuance, any such election must relate to such unit of securities. To the extent that elections pursuant to this
Section 5.02 shall not be made with respect to any Company Equity Securities included in an Eligible Issuance within such ten (10) Business Day period, then the Company may issue such Company Equity Securities, but only for consideration not less than, and otherwise on terms no less favorable to the Company than, those set forth in the Company's notice and only within ninety (90) days after the end of such ten (10) Business Day period. In the event that any such offer is accepted by one or more Qualified Stockholder or Qualified Stockholders, the Company shall sell to such Qualified Stockholder or Qualified Stockholders, and such Qualified Stockholder or Qualified Stockholders shall purchase from the Company, for the consideration and on the terms set forth in the notice as aforesaid, the securities that such Qualified Stockholder or Qualified Stockholders shall have elected to purchase and the Company may sell the balance, if any, of the Company Equity Securities it proposed to sell in such Eligible Issuance in accordance with the immediately preceding sentence. Notwithstanding anything to the contrary contained above, if the Board shall have determined that it is in the best interests of the Company to proceed with an Eligible Issuance prior to providing the notices required by this Article V or affording each of the Qualified Stockholders its preemptive rights in strict compliance with this Article V, the Company shall be permitted to first consummate such issuance and thereafter deliver such notices and afford the Qualified Stockholders an opportunity to exercise their preemptive rights hereunder so long as such notices are delivered and such preemptive rights offer is conducted as soon as practicable thereafter and such offer is structured such that the rights of the Qualified Stockholders hereunder are not prejudiced in any material respect thereby.

                                   ARTICLE VI.

                               INFORMATION RIGHTS

         SECTION 6.01. Qualified Purchaser Information Rights. From and after the date that the Company or SEM is not required to file periodic reports pursuant to the Exchange Act or any indenture or other agreement governing indebtedness of the Company or SEM, the Company shall provide to each Qualified Purchaser, by electronic means or otherwise, (a) annual audited consolidated financial statements within 90 days of the end of the Company's fiscal year, (b) unaudited consolidated financial statements (including a balance sheet, statement of operations and statement of stockholders' equity) for each of the Company's first three fiscal quarters within 45 days of the end of each such quarter, each prepared in accordance with generally accepted accounting principles, and (c) any other consolidated financial statements provided to the senior lenders of the Company pursuant to the Credit Agreement, dated as of February 24, 2005, among the Company, SEM, the Lenders named therein, promptly after delivery of such financial statements to such lenders. Without limiting the foregoing, from and after the date hereof, on reasonable prior written notice, the Company shall make its representatives reasonably available to the Qualified Purchasers to discuss the business, results of operations and other matters pertaining to the Company, it being understood and agreed that no Qualified Purchaser shall be permitted to exercise the rights granted pursuant to this sentence more than four (4) times in any fiscal year. Each Qualified Purchaser acknowledges that any and all information provided to any Qualified Purchaser pursuant to the terms of this Article VI shall be Confidential Information (as defined below) and be subject to the provisions of Article VII.

                                  ARTICLE VII.

                                 CONFIDENTIALITY

         SECTION 7.01. Confidential Information. (a) Each Stockholder agrees that it will not use at any time any Confidential Information (as hereinafter defined) of which any such Stockholder is or becomes aware except in connection with its investment in the Company.

         (b) Each Stockholder further agrees that the Confidential Information will be kept strictly confidential and will not be disclosed by it or its Representatives (as defined below), except (i) as required by applicable law, regulation or legal process or in response to any inquiry from a regulatory authority having jurisdiction over such Stockholder, and only after compliance with Section 7.01(c) and (ii) that it may disclose the Confidential Information or portions thereof to those of its officers, employees, directors, limited partners, advisors and other agents and representatives (the persons to whom such disclosure is permissible being "Representatives") who need to know such information in connection with the investment by the Stockholder in the Company; provided that such Representatives (x) are informed of the confidential and proprietary nature of the Confidential Information and (y) have agreed to maintain the confidentiality of the Confidential Information in a manner consistent with the provisions of this Article VII. Each Stockholder agrees to be responsible for any breach of this Article VII by its Representatives (it being understood that such responsibility shall be in addition to and not by way of limitation of any right or remedy the Company may have against such Representatives with respect to any such breach).

         (c) If any Stockholder or Representative thereof becomes legally compelled (including by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the Confidential Information, such Stockholder or Representative shall provide the Company with prompt and, if possible, prior written notice of such requirement to disclose such Confidential Information. Upon receipt of such notice, the Company may seek a protective order or other appropriate remedy. If such protective order or other remedy is not obtained, such Stockholder and its Representatives shall disclose only that portion of the Confidential Information which is legally required to be disclosed (as determined in good faith by counsel to such Stockholder) and shall take all reasonable steps to preserve the confidentiality of the Confidential Information. In addition, neither such Stockholder nor its Representative will oppose any action (and such Stockholder and its Representatives will, if and to the extent requested by the Company and legally permissible to do so, cooperate with and assist the Company, at the Company's expense and on a reasonable basis, in any reasonable action) by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

         (d) As used herein, "Confidential Information" means oral and written information concerning the Company and its subsidiaries furnished to any Stockholder or Representative thereof by or on behalf of the Company (irrespective of the form of communication and whether such information is so furnished before, on or after the date hereof), and all analyses, compilations, data, studies, notes, interpretations, memoranda or other documents prepared by any Stockholder or any Representative thereof containing or based in whole or in part on any such furnished information. The term "Confidential Information" does not, with respect to any Stockholder, include any information which (i) at the time of disclosure or thereafter is generally available to the public (other than as a result of a disclosure directly or indirectly by such Stockholder or its Representative in violation hereof), (ii) is or becomes available to such Stockholder on a nonconfidential basis from a source other than the Company or its advisors provided that such source was not known by such Stockholder to be prohibited from disclosing such information to such Stockholder by a legal, contractual or fiduciary obligation, or (iii) with respect to any Stockholder that is not an individual, the identity of the Company and the amount invested in Company Capital Stock by such Stockholder.

                                  ARTICLE VIII.

                         REPRESENTATIONS AND WARRANTIES

         SECTION 8.01. Representations and Warranties by the Stockholders. Each Stockholder, severally and not jointly, represents and warrants to the Company and the other Stockholders as follows:

                  (a) The execution, delivery and performance of this Agreement by such Stockholder will not violate (i) any provision of the certificate or articles of incorporation, bylaws, operating agreement, partnership agreement or other organizational documents of such Stockholder, (ii) any provision of applicable law, any order of any court or other agency of government, or (iii) any provision of any indenture, agreement or other instrument to which such Stockholder or any of such Stockholder's properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

                  (b) This Agreement has been duly executed and delivered by such Stockholder, and, when executed by the other parties hereto, will constitute the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

         SECTION 8.02. Representations and Warranties by the Company. The Company represents and warrants to each Stockholder as follows:

                  (a) The execution, delivery and performance of this Agreement by the Company will not violate any provision of applicable law, any order of any court or other agency of government, the Restated Certificate of Incorporation or Bylaws of the Company or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument.

                  (b) This Agreement has been duly executed and delivered by the Company, and, when executed by the other parties hereto, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                                   ARTICLE IX.

                                  MISCELLANEOUS

         SECTION 9.01. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement.

         SECTION 9.02. Benefits of Agreement. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns. Notwithstanding anything in this Section 9.02 to the contrary, subject to compliance with the terms of this Agreement, each Stockholder shall have the right to assign its interests hereunder in whole or in part to any transferee of the Company Equity Securities held by such Stockholder in compliance with this Agreement (including Section 2.02) . Except as expressly permitted hereby, each party's rights and obligations under this Agreement shall not be subject to assignment or delegation by any party hereto, and any attempted assignment or delegation in violation hereof shall be null and void ab initio.

         SECTION 9.03. Notice of Transfer. To the extent that any Stockholder shall Transfer any Company Equity Securities, notice of which Transfer is not otherwise required to be delivered to the Stockholders hereunder, such Stockholder shall, within three (3) days following consummation of such Transfer, deliver notice thereof to the Company and WCAS IX.

         SECTION 9.04. Notices. Any notice or communication required or permitted hereunder shall be in writing and shall be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by facsimile (subject to electronic confirmation of such facsimile transmission) or electronic mail (subject to electronic confirmation of receipt of such mail). Any such notice or communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) three (3) Business Days after it is deposited with a nationally recognized overnight courier service, if sent by nationally recognized overnight courier service, (iii) the day of sending, if sent by facsimile or electronic mail prior to 5:00 p.m. (EST) on any Business Day or the next succeeding Business Day if sent by facsimile or electronic mail after 5:00 p.m. (EST) on any Business Day or on any day other than a Business Day or (iv) five Business Days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address or facsimile number, or to such other address or addresses or facsimile number or numbers as such party may subsequently designate to the other parties by notice given hereunder:

         if to the Company, to it at:

              Select Medical Holdings Corporation
              4716 Old Gettysburg Road
              P.O. Box 2034

              Mechanicsburg, PA 17055
              Facsimile: (717) 975-9981
              Attention: President

         with a copy to:

              Welsh, Carson, Anderson & Stowe IX, L.P.
              320 Park Avenue, Suite 2500
              New York, New York 10022
              Attention:  Sean M. Traynor
              Facsimile:  (212) 893-9566

         with an additional copy to:

              Ropes & Gray LLP
              45 Rockefeller Plaza
              New York, New York 10111
              Attention:  Othon A. Prounis, Esq.
              Facsimile:  (212) 841-5725

         if to any Stockholder, to such Stockholder at the address set forth opposite such Stockholder's name on Schedule I hereto.

         SECTION 9.05. Entire Agreement; Modification. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof. This Agreement may not be amended or modified except by an instrument in writing signed by the Company, WCAS IX and the Stockholders other than WCAS IX and its Permitted Transferees (the "Other Stockholders") holding not less than a majority of the shares of Company Common Stock held by the Other Stockholders on a Fully Diluted Basis; provided, that (i) no provision of this Agreement may be modified or amended in a manner materially adverse to any Other Stockholder (in its capacity as a Stockholder hereunder) if such modification or amendment adversely affects such Other Stockholder disproportionately relative to the other Other Stockholders (disregarding for such purposes differences resulting solely from the amount of Company Equity Securities held by the Other Stockholders) except with the written consent of such adversely and disproportionately effected Other Stockholder and (ii) no provision of Article III may be modified or amended in any manner that would diminish the rights of any Schedule IV Purchaser unless such Schedule IV Purchaser consents in writing to such modification or amendment (such consent not to be unreasonably withheld or delayed); provided, further, that, notwithstanding the foregoing, upon the written agreement of only the Company and WCAS IX additional Stockholders may be added to this Agreement. Except as otherwise provided herein, any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

         SECTION 9.06. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Agreement contained by or on behalf of any party shall bind its successors and permitted assigns, whether so expressed or not.

         SECTION 9.07. Duration of Agreement. This Agreement (other than the provisions of Section 2.03 and Article VII which shall survive the termination of this Agreement) shall terminate upon the earliest to occur of (x) a Public Offering by the Company in which aggregate proceeds to the Company (together with the aggregate proceeds in all prior Public Offerings) are at least $250,000,000, (y) the Transfer by WCAS IX to Persons who do not become parties hereto of not less than 100% of the shares of Company Capital Stock held by WCAS IX on the date of such Transfer (it shall be understood that notwithstanding this Section 9.07, Article III shall apply to any such Transfer in accordance with its terms), or (z) any sale of all then outstanding Company Equity Securities (whether by means of a merger or otherwise) in exchange for equity securities of a company who has registered the class of such equity securities under Section 12 of the Exchange Act.

         SECTION 9.08. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         SECTION 9.09. Changes in Company Common Stock. If, and as often as, there are any changes in Company Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof as may be required so that the rights and privileges granted hereby shall continue with respect to the Company Common Stock and Options and Convertible Securities as so changed.

         SECTION 9.10. Specific Performance. Each party hereto agrees that a remedy at law for any breach or threatened breach by such party of this Agreement would be inadequate and therefore agrees that any other party hereto shall be entitled to pursue specific performance of this Agreement in addition to any other available rights and remedies in case of any such breach or threatened breach.

         SECTION 9.11. Governing Law. This Agreement, and all claims arising hereunder or relating hereto, shall be governed and construed and enforced in accordance with the laws of the State of New York.

         SECTION 9.12. Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

                                        The Company

                                        SELECT MEDICAL HOLDINGS CORPORATION


                                        By: /s/ Sean Traynor
                                            ------------------------------------
                                        Name: Sean Traynor
                                        Title: Chief Executive Officer

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        WCAS IX

                                        WELSH, CARSON, ANDERSON & STOWE IX, L.P.

                                        BY: WCAS IX ASSOCIATES LLC,
                                            Its: General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WCAS CP IV

                                        WCAS CAPITAL PARTNERS IV, L.P.

                                        By: WCAS CP IV Associates LLC
                                            Its General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: Managing Member

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                   SCHEDULE I

                    WELSH, CARSON, ANDERSON & STOWE IX, L.P.
                         WCAS CAPITAL PARTNERS IV, L.P.
                                RUSSELL L. CARSON
                                BRUCE K. ANDERSON
                                PATRICK J. WELSH
                               THOMAS E. MCLNERNEY
                               ROBERT A. MINICUCCI
                              ANTHONY J. DE NICOLA
                                 PAUL B. QUEALLY
                                D. SCOTT MACKESY
                                  SANJAY SWANI
                                  JOHN D. CLARK
                              JAMES R. MATTHEWS IRA
                                JAMES R. MATTHEWS
                             JONATHAN M. RATHER IRA
                                 SEAN M. TRAYNOR
                                  JOHN ALMEIDA
                                   TOM SCULLY
                                   RONA DROGY
                                   DAVE MINTZ
                           WCAS MANAGEMENT CORPORATION
                                    ERIC LEE
                                 MICHAEL DONOVAN
                                   BRIAN REGAN
                                 CLINTON BIONDO
                                   ANKUR KUMAR
                                DARREN BATTISTONI
                                   MATT KEGAN
                                  DAVID CALUORI

                              Address for Notices:
                       c/o Welsh, Carson, Anderson & Stowe
                           320 Park Avenue, Suite 2500
                             New York, NY 10022-6815
                           Attention: Sean M. Traynor
                            Facsimile: (212) 893-9566

                                        Other Stockholders

                                        Russell L. Carson
                                        Bruce K. Anderson
                                        Patrick J. Welsh
                                        Thomas E. McLnerney
                                        Robert A. Minicucci
                                        Anthony J. de Nicola
                                        Paul B. Queally
                                        D. Scott Mackesy
                                        Sanjay Swani
                                        John D. Clark
                                        James R. Matthews IRA
                                        Jonathan M. Rather IRA
                                        Sean M. Traynor
                                        John Almeida
                                        Tom Scully
                                        Rona Drogy
                                        Dave Mintz
                                        Eric Lee
                                        Michael Donovan
                                        Brian Regan
                                        Clinton Biondo
                                        Ankur Kumar
                                        Darren Battistoni
                                        Matt Kegan
                                        David Caluori


                                        By: /s/ Jonathan M. Rather
                                            ------------------------------------
                                            Jonathan M. Rather
                                            Attorney-in-fact


                                        WCAS MANAGEMENT CORPORATION


                                        By: /s/ Jonathan M. Rather
                                            ------------------------------------
                                        Name: Jonathan M. Rather
                                        Title: Treasurer

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Its: Authorized Representative

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers:

                                        ROSS RESOURCES LIMITED PARTNERSHIP


                                        /s/ R. Dale Ross
                                        ----------------------------------------
                                        R. Dale Ross


                                        /s/ Deborah Ross
                                        ----------------------------------------
                                        Deborah Ross

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        CALIFORNIA STATE TEACHERS' RETIREMENT
                                        SYSTEM


                                        By: /s/ Christopher J. Ailman
                                            ------------------------------------
                                        Name: Christopher J. Ailman
                                        Title: Chief Investment Officer

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholders

                                        BROUSSARD INVESTMENT LTD.


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        ABU DHABI INVESTMENT AUTHORITY


                                        By: /s/ ABUBAKER KHOURI
                                            ------------------------------------
                                        Name: ABUBAKER KHOURI
                                        Title: ASSISTANT DIRECTOR


                                        By: /s/ HAMZA AMIRI
                                            ------------------------------------
                                        Name: HAMZA AMIRI
                                        Title: DEPUTY DIRECTOR

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Joelle Kaydan
                                        ----------------------------------------
                                        Joelle Kaydan

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        HARBOURVEST PARTNERS 2004 DIRECT
                                        FUND L.P.

                                        By: HarbourVest Partners 2004 Direct
                                            Associates LLc, as its
                                            general partner

                                        By: HarbourVest partners, LLC, as its
                                            managing member


                                        By: /s/ WILLIAM A. JOHNSTON
                                            ------------------------------------
                                        NAME: WILLIAM A. JOHNSTON
                                        TITLE: MANAGING DIRECTOR

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        HUNTING CREEK PARTNER, LLC


                                        By: /s/ Joelle Kayden
                                            ------------------------------------
                                        Name: Joelle Kayden
                                        Title:
                                               ---------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        HARBOURVEST PARTNERS 2004 DIRECT
                                        FUND L.P.

                                        By: HarbourVest Partners 2004 Direct
                                            Associates LLC, as its general
                                            partner

                                        By: HarbourVest Partners, LLC, as its
                                            managing member


                                        By: /s/ WILLIAM A. JOHNSTON
                                            ------------------------------------
                                        Name: WILLIAM A. JOHNSTON
                                        Title: MANAGING DIRECTOR

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other WCAS Investors

                                        ROUNDTABLE ASSOCIATES LLC


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Managing Director

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        NEW YORK LIFE CAPITAL PARTNERS II, L.P.

                                        By: NYLCAP Manager LLC, its Investment
                                            Manager


                                        By: /s/ Steven M. Benevento
                                            ------------------------------------
                                        Name: Steven M. Benevento
                                        Title: Executive Vice President

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Meyer Feldberg
                                        ----------------------------------------
                                        Meyer Feldberg

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        WEIGERS & CO. LLC


                                        By: /s/ B. A. Weigers
                                            ------------------------------------
                                        Name: B. A. WEIGERS
                                        Title: MEMBER

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Kenneth J. Melkus
                                        ----------------------------------------
                                        Kenneth J. Melkus

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        A.S.F. CO-INVESTMENT PARTNERS II. L.P.

                                        BY: PAF 1/03, LLC
                                            Its General Partner

                                        BY: OLD KINGS II, LLC
                                            Its Managing Member


                                        By: /s/ Paul R. Crotty
                                            ------------------------------------
                                        Name: PAUL R. CROTTY
                                        Title: MANAGING DIRECTOR

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        RGIP LLC


                                        By: /s/ R. Bradford Malt
                                            ------------------------------------
                                        Name: R. Bradford Malt
                                        Title: Managing Member

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholders

                                        PASSAGE PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC,
                                            its managing general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        SCH Partners, L.P.


                                        By:
                                            ------------------------------------
                                        Its: General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: GENERAL PARTNER

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholders

                                        VESEY STREET FUND, L.P.

                                        By: MLIM DivPEP I, LLC, its
                                            general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd., its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President


                                        VESEY STREET PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC, its managing
                                            general partner

                                        By: MLIM Private Equity, L.P., its
                                            member manager

                                        By: Portfolio Administration &
                                            Management Ltd, its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        THOMA CRESSEY FUND VI, L.P.

                                        By: TC Partners VI, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan C. Cressey
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THOMA CRESSEY FRIENDS FUND VI, L.P.

                                        By: TC Partners VI, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan C. Cressey
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Bryan C. Cressey
                                        ----------------------------------------
                                        Bryan C. Cressey

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        ARTHUR STREET FUND, L.P.

                                        By: MLIM DivPEP I, LLC,
                                            its general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd.,
                                            its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President


                                        ARTHUR STREET PORTFOLIO, L.P.

                                        By: MLIM DivPEP I, LLC,
                                            its managing general partner

                                        By: MLIM Private Equity, L.P.,
                                            its member manager

                                        By: Portfolio Administration &
                                            Management Ltd.,
                                            its general partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name: Illegible
                                        Title: Vice President

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        THOMA CRESSEY FUND VII, L.P.

                                        By: TC Partners VII, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan Cressey
                                            ------------------------------------
                                        Name: BRYAN CRESSEY
                                        Title: PARTNER


                                        THOMA CRESSEY FRIENDS FUND VII, L.P.

                                        By: TC Partners VII, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan Cressey
                                            ------------------------------------
                                        Name: BRYAN CRESSEY
                                        Title: PARTNER

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholders

                                        GS PRIVATE EQUITY PARTNERS 1999, L.P.

                                        By: GS PEP 1999 Advisors, L.L.C.,
                                        General Partner

                                        By: GSAM Gen-Par, L.L.C.,
                                        Managing Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory


                                        GS PRIVATE EQUITY PARTNERS 1999
                                        OFFSHORE, L.P.

                                        By: GS PEP 1999 Offshore Advisors, Inc.,
                                        its General Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory


                                        GS PRIVATE EQUITY PARTNERS 1999 - DIRECT
                                        INVESTMENT FUND, L.P.

                                        By: GS PEP 1999 Direct Investment
                                        Advisors, L.L.C., General Partner

                                        By: GSAM Gen-Par, L.L.C.,
                                        Managing Partner


                                        By: /s/ Taylor Polites
                                            ------------------------------------
                                        Name: Taylor Polites
                                        Title: Authorized Signatory

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Rocco A. Ortenzio
                                        ----------------------------------------
                                        Rocco A. Ortenzio


                                        /s/ Robert A. Ortenzio
                                        ----------------------------------------
                                        Robert A. Ortenzio


                                        /s/ John M. Ortenzio
                                        ----------------------------------------
                                        John M. Ortenzio


                                        /s/ Martin J. Ortenzio
                                        ----------------------------------------
                                        Martin J. Ortenzio


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson


                                        /s/ Stephen Frank Fritsch
                                        ----------------------------------------
                                        Stephen Frank Fritsch


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin


                                        /s/ Scott A. Romberger
                                        ----------------------------------------
                                        Scott A. Romberger


                                        /s/ Kenneth L. Moore
                                        ----------------------------------------
                                        Kenneth L. Moore

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        OLD TRAFFORD INVESTMENT PTE LTD


                                        By: /s/ Alvin Fong
                                            ------------------------------------
                                        Name: Alvin Fong
                                        Title: Authorized Signatory

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        MARTIN J. ORTENZIO DESENDANTS TRUST


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORTENZIO FAMILY FOUNDATION


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Joel T. Veit
                                        ----------------------------------------
                                        Joel T. Veit


                                        /s/ David W. Cross
                                        ----------------------------------------
                                        David W. Cross


                                        /s/ Donald J. Kaercher
                                        ----------------------------------------
                                        Donald J. Kaercher

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ James J. Talalai
                                        ----------------------------------------
                                        James J. Talalai & Terri Talalai Jt Ten


                                        /s/ Terri Talalai
                                        ----------------------------------------
                                        James J. Talalai & Terri Talalai Jt Ten

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Joel T. Veit
                                        ----------------------------------------
                                        Joel T. Veit


                                        /s/ David W. Cross
                                        ----------------------------------------
                                        David W. Cross


                                        /s/ Donald J. Kacrober
                                        ----------------------------------------
                                        Donald J. Kacrober

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Daniel Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Kayla Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Patrick Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Martin Jackson,
                                        Jr. UGMA/PA

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Rebecca S. Tarvin
                                        UGMA/PA


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Daniel J. Tarvin
                                        UGMA/PA


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Meredith E. Tarvin
                                        UGMA/PA

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Stockholers

                                        PATRICIA ANN RICE LIVING TRUST,
                                        DATED APRIL 13, 1998


                                        By: /s/ Patricia Ann Rice
                                            ------------------------------------
                                            Patricia Ann Rice, Trustee


                                        By: /s/ Jesse W. Rice
                                            ------------------------------------
                                            Jesse W. Rice, Trustee

                    SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT

                                        Other Investors

                                        THOMA CRESSEY FUND VI, L.P.

                                        By: TC Partners VI, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THOMA CRESSEY FRIENDS FUND VI, L.P.

                                        By: TC Partners VI, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        /s/ Bryan C. Cressey
                                        ----------------------------------------
                                        Bryan C. Cressey

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        OLD TRAFFORD INVESTMENT PTE LTD


                                        By: /s/ Alvin Fong
                                            ------------------------------------
                                        Name: Alvin Fong
                                        Title: Authorized Signatory

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        THOMA CRESSEY FUND VII, L.P.

                                        By: TC Partners VII, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan Cressey
                                            ------------------------------------
                                        Name: BRYAN CRESSEY
                                        Title: PARTNER


                                        THOMA CRESSEY FRIENDS FUND VII, L.P.

                                        By: TC Partners VII, L.P.
                                        Its General Partner

                                        By: Thoma Cressey Equity Partners, Inc.
                                        Its General Partner


                                        By: /s/ Bryan Cressey
                                            ------------------------------------
                                        Name: BRYAN CRESSEY
                                        Title: PARTNER

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        MARTIN J. ORTENZIO DESENDANTS TRUST


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ORTENZIO FAMILY FOUNDATION


                                        By: /s/ Illegible
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Rocco A. Ortenzio
                                        ----------------------------------------
                                        Rocco A. Ortenzio


                                        /s/ Robert A. Ortenzio
                                        ----------------------------------------
                                        Robert A. Ortenzio


                                        /s/ John M. Ortenzio
                                        ----------------------------------------
                                        John M. Ortenzio


                                        /s/ Martin J. Ortenzio
                                        ----------------------------------------
                                        Martin J. Ortenzio


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson


                                        /s/ Stephen Frank Fritsch
                                        ----------------------------------------
                                        Stephen Frank Fritsch


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin


                                        /s/ Scott A. Romberger
                                        ----------------------------------------
                                        Scott A. Romberger


                                        /s/ Kenneth L. Moore
                                        ----------------------------------------
                                        Kenneth L. Moore

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ James J. Talalai
                                        ----------------------------------------
                                        James J. Talalai & Terri Talalai Jt Ten


                                        /s/ Terri Talalai Jt Ten
                                        ----------------------------------------
                                        James J. Talalai & Terri Talalai Jt Ten

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Daniel Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Kayla Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Patrick Jackson
                                        UGMA/PA


                                        /s/ Martin F. Jackson
                                        ----------------------------------------
                                        Martin F. Jackson C/F Martin Jackson,
                                        Jr. UGMA/PA

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Joel T. Veit
                                        ----------------------------------------
                                        Joel T. Veit


                                        /s/ David W. Cross
                                        ----------------------------------------
                                        David W. Cross


                                        /s/ Donald J. Kaercher
                                        ----------------------------------------
                                        Donald J. Kaercher

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors

                                        PATRICIA ANN RICE LIVING TRUST,
                                        DATED APRIL 13, 1998


                                        By: /s/ Patricia Ann Rice
                                            ------------------------------------
                                            Patricia Ann Rice, Trustee


                                        By: /s/ Jesse W. Rice
                                            ------------------------------------
                                            Jesse W. Rice, Trustee

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                        Other Investors


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Rebecca S. Tarvin
                                        UGMA/PA


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Daniel J. Tarvin
                                        UGMA/PA


                                        /s/ Michael E. Tarvin
                                        ----------------------------------------
                                        Michael E. Tarvin C/F Meredith E. Tarvin
                                        UGMA/PA

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT